UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 18, 2008

(Date of earliest event reported)

ALASKA AIR GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-8957	91-1292054
(Commission File Number)	(IRS Employer Identification No.)

19300 International Boulevard, Seattle, Washington	98188
(Address of Principal Executive Offices)	(Zip Code)

(206) 392-5040
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.   Regulation FD Disclosure

Pursuant to 17 CFR Part 243 (“Regulation FD”), the Company is submitting information relating to its financial and operational outlook in the “Investor Update” as attached in Exhibit 99.1. The Company is also submitting information presented at the Imperial Capital Global Opportunities Conference on November 18, 2008 in New York in the form of a slide presentation as attached in Exhibit 99.2.

In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 9.01.   Financial Statements and Other Exhibits

Exhibit 99.1	Investor Update

Exhibit 99.2	Slide Presentation from Imperial Capital Global Opportunities Conference

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALASKA AIR GROUP, INC.
Registrant

Date: November 18, 2008

/s/ Brandon S. Pedersen
Brandon S. Pedersen
Vice President/Finance and Controller

/s/ Bradley D. Tilden
Bradley D. Tilden

Executive Vice President/Finance and Planning and Chief Financial Officer

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